TCW TRANSFORM SYSTEMS ETF

Supplement dated December 15, 2023 to the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2023, as revised April 14, 2023, October 16, 2023, October 24, 2023 and November 13, 2023, of TCW Transform Systems ETF (formerly, TCW Transform Climate ETF) (the “Fund”)

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

The Board of Trustees of the TCW ETF Trust has approved a change to the Fund’s non-fundamental policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in particular investments (the “80% Policy”). The change in the 80% Policy will be effective on March 1, 2024 (the “Effective Date”).

Under the existing 80% Policy, the Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that are either poised to transform or are actively in the process of transforming to a more climate-friendly business model (e.g., businesses that are transforming to a less carbon or resource intensive business model) or that provide goods or services that aid other businesses in effecting such a climate-friendly transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended. On the Effective Date, the existing 80% Policy will be replaced with the following new 80% Policy:

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that the Adviser believes are either poised to transform or are actively in the process of transforming the systems supporting how energy and power are sourced, produced or consumed (e.g., “brown-to-grey” businesses that are transforming to generate some energy from renewable sources and/or to generate energy more efficiently) or that provide goods or services that aid other businesses in effecting such systems transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended.

In connection with the foregoing change to the 80% Policy, the Fund’s principal investment strategies will also be updated as of the Effective Date.

Accordingly, as of the Effective Date, the following changes are made to the Prospectus and SAI of the Fund.

1.	The Fund’s “Principal Investment Strategies” sections of the Prospectus and the “Investment Strategies and Risks” section of the SAI with respect to the Fund are deleted in their entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in companies that the Adviser believes will benefit from global transformation in the systems supporting how energy and power are sourced, produced, and consumed. Government policy and public demand are shifting the global economy towards more efficient and lower net-emission energy systems. This large-scale systems change is creating unique opportunities in the public markets, particularly in “brown” or “grey” old-economy businesses that require huge investments as the way consumers source and use energy and power changes. The Adviser expects the Fund portfolio will include companies that will lead or win in the transition, where efficiency and alternative approaches are highly valued. The portfolio may also include companies that are enablers of these shifts.

Target companies are generally chosen from companies included in the Morningstar® US Market Extended TR USD Index℠ but may be selected from a universe of US- and non-US-listed equity securities. The Morningstar® US Market Extended TR USD Index℠ measures the performance of US securities and targets 99.5% market capitalization coverage of the investable universe. It is a diversified broad market index and does not incorporate sustainability criteria.

The key criteria by which the Adviser assesses companies for investment by the Fund, in addition to traditional operational and financial performance and valuation, are expected to include consideration of whether a company’s business practices, products, or services are designed to enable or benefit from the shift in energy and power systems. In particular, companies are expected to play a role in the overhauling of several key systems supporting this transformation, including but not limited to:

●	Transportation: the world’s transportation systems require major updates to keep up with the energy transformation. This includes the end-to-end supply chains of battery-powered electric vehicles – which rely on numerous inputs and processes including minerals, mining, and semiconductors. This transformation also encompasses other major transportation industries, such as commercial freight which includes railroads and various forms of trucking, and commercial aviation, which is transforming to become more fuel efficient, resulting in fuel savings and materially lower airline operating costs.

●	Electric Grid: the electric grid needs to be overhauled and expanded to accommodate new, intermittent sources of energy and the planet’s increased demand for electricity. This transformation requires investment in grid infrastructure including equipment such as transmission lines, substations and transformers while also requiring significant enhancements in grid technology, digitization, and intelligent monitoring devices. Further this investment will draw heavily upon raw materials such as copper to lay the foundation for the electric grid of the future.

●	Power Generation: the energy transformation is significantly impacting how the world generates energy. This impacts companies who currently provide renewable energy solutions, but also existing energy companies, like those in Oil and Gas, that are adapting to be more efficient, as well as the companies that enable their transition.

●	Enablers to the transformation of energy systems including commercial services such as waste management, equipment rental and engineering and construction; information technology businesses such as semiconductor and software companies; capital goods manufacturers and distributors; automation providers and others.

The Adviser believes the transformation of these systems can have a major compounding effect on industries across the economy. For instance, there is increased demand for waste management services and cost-efficient plastics recycling, which minimizes the energy required to create new plastic material. Similarly, the increased demand for energy-intensive data centers is driving the need for more energy efficient solutions at these sites.

Through its disciplined, bottom-up investment process, the Adviser attempts to construct a concentrated portfolio of companies that are well-positioned to take advantage of the opportunities this transformation presents. In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for the complexity of the interconnecting systems in the transition, to identify companies with competitive advantages that the Adviser believes are trading at discounts to intrinsic value. The Fund will take an active management approach in responding to the complexities and developments of this systems transformation.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that the Adviser believes are either poised to transform or are actively in the process of transforming the systems supporting how energy and power are sourced, produced or consumed (e.g., “brown-to-grey” businesses that are transforming to generate some energy from renewable sources and/or to generate energy more efficiently) or that provide goods or services that aid other businesses in effecting such systems transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The key criteria, as discussed above, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser considers environmental and governance risk factors as part of its investment process, particularly in considering the ways in which each company’s externalities, and the management of these factors, could ultimately drive financial performance. The Adviser does not use aggregated environmental or governance ratings or rankings to exclude specific companies or sectors from investment, but instead generally uses its own proprietary analysis of each company’s specific externalities to make better informed decisions. The Adviser generally estimates these externalities using data from the companies themselves, and publicly available data sources (e.g., Bloomberg, Economic Policy Institute, Environmental Protection Agency (EPA), International Council on Clean Transportation (ICCT), Federal Reserve Economic Data, MIT Living Wage Calculator, US Department of Agriculture (USDA), U.S. Bureau of Labor Statistics, U.S. Department of Transportation, U.S. Energy Information Administration).

The Fund invests in U.S.-listed equity, American Depositary Receipts (ADRs) and non-U.S. developed and emerging market-listed securities, which over time may vary as market and investment opportunities change. The Fund’s investments may include micro-, small-, medium- and large-capitalization companies. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

In furtherance of its investment objective and where the Adviser believes it will be rewarded in the stock price, the Fund seeks to encourage accountability, change acceleration or transformational change at the public companies within its portfolio specifically through the application of proxy voting guidelines and through dialogue with management of the portfolio companies. The proxy voting guidelines are based on a commitment to protecting and enhancing the value of the Fund’s assets and driving increased transparency and accountability to align shareholder and stakeholder interests through favoring actions that encourage companies to create long-term value. Generally, in applying the proxy voting guidelines and in seeking to engage in dialogue with companies within the Fund’s portfolio, the Adviser may measure the investment made by companies in their employees, communities, customers, and the environment using financial, operational, and environmental and/or governance data provided by (i) the companies themselves, (ii) several publicly available data sources and (iii) the Adviser itself. This data may include, but are not limited to, air pollution, board composition, carbon emissions, employee health and safety, land use, wages, workforce diversity, among others. The Adviser will assess the data against qualitative and quantitative criteria developed by the Adviser and may compare the data against benchmarks based on industry trends. The Fund’s proxy voting guidelines, as well as the financial, operational and environmental and governance data included in such guidelines, will apply to all companies held by the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

2.	The last paragraph under “Additional Information About Principal Investment Strategies and Related Risks—Investment Objective” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that the Adviser believes are either poised to transform or are actively in the process of transforming the systems supporting how energy and power are sourced, produced or consumed (e.g., “brown-to-grey” businesses that are transforming to generate some energy from renewable sources and/or to generate energy more efficiently) or that provide goods or services that aid other businesses in effecting such systems transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the above policy.

3.	The fourth paragraph under “Non-Fundamental Investment Policies” in the SAI is deleted in its entirety and replaced with the following:

The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that the Adviser believes are either poised to transform or are actively in the process of transforming the systems supporting how energy and power are sourced, produced or consumed (e.g., “brown-to-grey” businesses that are transforming to generate some energy from renewable sources and/or to generate energy more efficiently) or that provide goods or services that aid other businesses in effecting such systems transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the above policy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

FOR FUTURE REFERENCE